Exhibit 99.1

Contacts:

Julie Prozeller – Analysts/Investors
FTI Consulting
212-850-5721
alliancedata@fticonsulting.com

Shelley Whiddon – Media
Alliance Data
214.494.3811
Shelley.whiddon@alliancedata.com

ALLIANCE DATA’S CANADIAN LOYALTY BUSINESS ANNOUNCES NEW MULTI-YEAR AGREEMENT WITH EASTLINK,
CANADA’S LARGEST PRIVATELY-HELD TELECOMMUNICATIONS COMPANY

Eastlink Becomes First Full-Service Telecommunications Company to issue AIR MILES® Reward Miles in Atlantic Canada

DALLAS, TX, June 20, 2013 -- Alliance Data Systems Corporation (NYSE: ADS), a leading provider of loyalty and marketing solutions derived from transaction-rich data, today announced that its Canadian loyalty business signed a new multi-year agreement with Eastlink, which delivers advanced video entertainment, and communications services to residential, business and public sector customers in Atlantic Canada, Ontario, Quebec, Alberta, and British Columbia, as well as Bermuda. Eastlink is owned by the Bragg Group, a privately held business based in Nova Scotia, Canada.

Terms of the agreement were not released, however Eastlink is permitted to issue AIR MILES reward miles in Atlantic Canada’s four provinces.

Eastlink is driven by a spirit of innovation and entrepreneurialism. Over its 40+ year history, Eastlink has transformed the competitive landscape in the telecommunications sector with high value standalone and bundled offerings in communities, large and small, across Canada.

Beginning June 19, Eastlink will issue reward miles for a variety of products and services during promotional periods. New and existing AIR MILES Collectors can earn reward miles for purchases associated with HD, DVR, Pre-authorized payment services and e-billing subscriptions.

The AIR MILES® Reward Program is Canada’s premier coalition loyalty program, with approximately two-thirds of Canadian households actively collecting reward miles. Eastlink  joins a coalition of more than 220 leading brand-name sponsors representing thousands of retail and service locations and global online brands. AIR MILES reward miles can be redeemed for more than 1,200 different rewards, such as travel, movie passes, entertainment attractions and electronic merchandise.

"Canada’s domestic telecommunications industry is particularly competitive for long-term customer loyalty,” said Bryan Pearson, president of LoyaltyOne, owner and operator of the AIR MILES Reward Program. "A well-recognized brand, Eastlink continues to extend its reach throughout Atlantic Canada and joins an expanding roster of sponsors on Canada’s eastern coast focused on delivering exceptional value to their customers and AIR MILES collectors.”

 “We are excited to be the first full-service telecommunications company in Canada to offer Atlantic Canadians AIR MILES reward miles across our range of video entertainment and communications services,” said Lee Bragg, Eastlink chief executive officer.  “We know that many of our customers collect AIR MILES.  This partnership gives us an opportunity to thank them and show them how much we appreciate their business, by providing them with a unique full service offering and value that they can’t get with another telecommunications company.”

About Eastlink

As Canada’s largest, family owned and operated telecommunications company with operations in eight Canadian provinces and Bermuda, Eastlink provides residential, business and public sector customers with industry leading video entertainment and communications services.

Powered by state-of-the-art fibre optic and wireless networks, Eastlink’s advanced services include Whole Home DVR, Video OnDemand, HD and 3D programming, high speed Internet scalable to 200 Mbps, wireless, competitive local and long distance telephone, home security and automation, data communications and exclusive locally-produced programming via Eastlink TV. Thanks to its 1,700 employees across Canada, Eastlink has been recognized as one of Canada’s Best Managed Companies for seven years running.

About LoyaltyOne

LoyaltyOne is a global leader in the design and implementation of coalition loyalty programs, customer analytics and loyalty services for Fortune 1000 clients around the world. LoyaltyOne's unparalleled track record delivering sustained business performance improvement for clients stems from its unique combination of hands-on practitioner experience and continuous thought leadership. LoyaltyOne has over 20 years history leveraging data-driven insights to develop and operate some of the world's most effective loyalty programs and customer-centric solutions. These include the AIR MILES Reward Program, North America's premier coalition loyalty program and a working partnership with Latin America's leading coalition program, dotz. LoyaltyOne is also the equity partner of Direxions, a loyalty pioneer headquartered in India and the owner of COLLOQUY, a group dedicated to research, publishing and education for the global loyalty industry. LoyaltyOne is an Alliance Data company. For more information, visit www.loyalty.com.

About Alliance Data

Alliance Data® (NYSE: ADS) and its combined businesses is North America’s largest and most comprehensive provider of transaction-based, data-driven marketing and loyalty solutions serving large, consumer-based industries. The Company creates and deploys customized solutions, enhancing the critical customer marketing experience; the result is measurably changing consumer behavior while driving business growth and profitability for some of today’s most recognizable brands. Alliance Data helps its clients create and increase customer loyalty through solutions that engage millions of customers each day across multiple touch points using traditional, digital, mobile and other emerging technologies. Headquartered in Dallas, Alliance Data and its three businesses employ approximately 11,000 associates at more than 70 locations worldwide.

Alliance Data consists of three businesses: Alliance Data Retail Services, a leading provider of marketing-driven credit solutions; Epsilon®, a leading provider of multichannel, data-driven technologies and marketing services; and LoyaltyOne®, which owns and operates the AIR MILES® Reward Program, Canada’s premier coalition loyalty program. For more information about the company, visit our web site, www.AllianceData.com, or you can follow us on Twitter at www.Twitter.com/AllianceData.

Alliance Data’s Safe Harbor Statement/Forward Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "continue, " "could," "estimate," "expect," "intend, " "may, " "predict," "project," "would," and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise, except as required by law.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K.

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